Neuberger Berman ETF Trust®
Neuberger Berman Flexible Credit Income ETF
Supplement to the Prospectus dated February 28, 2025, as may be further amended and supplemented

This supplement describes important changes affecting Neuberger Berman Flexible Credit Income ETF (the “Fund”).
Effective October 14, 2025, the Fund is adding the ICE BofA Global High Yield Constrained Index (USD-Hedged) as a secondary performance benchmark. Effective immediately, the following disclosure is added as the last row of the table entitled “Average Annual Total % Returns as of 12/31/24” in the section entitled “Appendix-Related Performance Information of Similar Accounts-Neuberger Berman Flexible Credit Income ETF” of the Fund’s Prospectus:
	Inception Date	Year to Date 12/31/2024	1 Year	3 Years	5 Years	10 Years	Since Inception of Composite
ICE BofA Global High Yield Constrained Index (USD-Hedged) (reflects no deduction for fees, expenses or taxes)	12/1/2010	9.24%	9.24%	3.03%	3.71%	5.18%	6.00%

The fifth sentence of the first paragraph of the section entitled “Appendix-Related Performance Information of Similar Accounts-Neuberger Berman Flexible Credit Income ETF” is deleted and replaced with the following:
In addition, the performance is shown against the Bloomberg U.S. Aggregate Bond Index (the “Index”) and the ICE BofA Global High Yield Constrained Index (USD-Hedged).
The following disclosure is added after the third paragraph of the section of the Fund’s Prospectus entitled “Descriptions of Indices” and after the fifth paragraph of the section entitled “Appendix-Related Performance Information of Similar Accounts-Neuberger Berman Flexible Credit Income ETF”:
The ICE BofA Global High Yield Constrained Index (USD-Hedged) tracks the performance of USD, CAD, GBP and EUR denominated, below investment grade corporate debt publicly issued in the major domestic or eurobond markets.  In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch, Inc. ratings), at least one year remaining term to final maturity as of the rebalancing date and a fixed coupon schedule.  Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs are incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.  Index returns are hedged back to and reported in U.S. dollars.

The last paragraph of the section entitled “Appendix-Related Performance Information of Similar Accounts-Neuberger Berman Flexible Credit Income ETF” is deleted in its entirety and replaced with the following:
The returns of the indices assume the reinvestment of dividends or interest paid on the securities constituting the index. It is not possible to invest directly in any index. Unlike the accounts in the Composite (and the Fund), the indices do not incur fees or expenses.

The date of this supplement is October 14, 2025.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com